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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 AUGUST 13, 1998

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

                              EXCO RESOURCES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


     STATE OF TEXAS                    0-9204                    74-1492779
(STATE OF INCORPORATION)        (COMMISSION FILE NO.)          (IRS EMPLOYER
                                                             IDENTIFICATION NO.)



                               5735 PINELAND DRIVE
                                    SUITE 235
                               DALLAS, TEXAS 75231
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (214) 368-2084




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ITEM 1.           CHANGES IN CONTROL OF REGISTRANT

On August 12, 1998, at 5:00 p.m. Dallas, Texas time, the EXCO Resources, Inc. ("EXCO") rights offering to existing shareholders (the "Rights Offering") expired. On August 13, 1998, pursuant to standby purchase agreements, Ares Management, L.P. ("Ares") and Oaktree Capital Management, LLC ("Oaktree") purchased an aggregate of 2,112,491 shares (collectively, the "Purchase") of EXCO's common stock, par value $.02 per share (the "Common Stock"), not purchased by existing shareholders in the Rights Offering. Prior to the Rights Offering, control of EXCO effectively rested in the hands of three directors, Douglas H. Miller ("Mr. Miller"), who owned 34.8% of EXCO's voting securities prior to the Rights Offering, T.W. Eubank ("Mr. Eubank"), who owned 8.4% of EXCO's voting securities prior to the Rights Offering, and Earl E. Ellis ("Mr. Ellis"), who owned 8.4% of EXCO's voting securities prior to the Rights Offering. The Rights Offering and the Purchase resulted in an effective change of control of EXCO as the share ownership of EXCO's management was diluted. Mr. Miller currently owns approximately 6.2% of EXCO's voting securities (including shares purchased pursuant to the Rights Offering). Mr. Eubank currently owns approximately .9% of EXCO's voting securities (including shares purchased pursuant to the Rights Offering). Mr. Ellis currently owns approximately 1.5% of EXCO's voting securities (including shares purchased pursuant to the Rights Offering).

Pursuant to a standby purchase agreement Ares purchased 1,112,491 shares of Common Stock. Ares currently owns approximately 17% of EXCO's voting securities. Oaktree purchased 1,000,000 shares of Common Stock pursuant to a standby purchase agreement. Oaktree currently owns approximately 15.3% of EXCO's voting securities.

Furthermore, as a condition to the Purchase, EXCO granted both Ares and Oaktree the right to nominate one person to serve on the Board of Directors of EXCO. On August 18, 1998, EXCO's Board of Directors was expanded from seven to nine members and two nominees were elected to the Board of Directors to fill the newly created positions. Messrs. Jeff M. Moore ("Mr. Moore") and Jeffrey D. Benjamin ("Mr. Benjamin"), representatives of Ares and Oaktree, respectively, will serve as new directors of EXCO.

Mr. Moore is a founding principal of Ares. Prior to founding Ares, Mr. Moore was a limited partner of Apollo Advisors, L.P. and Lion Advisors, L.P. which are general partners of Apollo Investment Fund, L.P. and AIF II, L.P. respectively. From 1990 until joining Apollo, Mr. Moore was Vice President-Investment Management at First Executive Corporation where he was responsible for the management of a diversified fixed income portfolio.

Since May 1998, Mr. Benjamin has been Co-Chief Executive Officer of Libra Investment, Inc., an investment banking firm. From May 1996 to May 1998, Mr. Benjamin was Managing Director at UBS Securities LLC, a securities investment firm. From January 1996 to May 1996, Mr. Benjamin was a Managing Director at Bankers Trust Company, a financial services company. From 1992 to January 1996, Mr. Benjamin was an officer of Apollo Capital Management, Inc. and Lion Capital Management, Inc., which act as general partners to Apollo Advisors, L.P. and Lion Advisors, L.P., respectively. Mr. Benjamin is also a director of Multigraphics, Inc., which provides equipment, supplies and service to the worldwide graphics markets.



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The Rights Offering (including the Purchase) resulted in the sale of 5,943,360 shares of the Company's Common Stock at $6.00 per share for total gross proceeds to the Company in the amount of approximately $35.7 million (net $35.5 million). There are 6,537,696 shares of Common Stock outstanding as of August 13, 1998. To the extent EXCO raised proceeds from the Rights Offering, EXCO intends to first repay its indebtedness and then fund the Gladstone Merger, as defined in the EXCO registration statement. Any excess proceeds will be initially invested in short term, interest bearing debt obligations of the federal government or investment grade corporate borrowers and certificates of deposit and similar federally insured obligations. EXCO intends to use a majority of the remaining net proceeds of the Rights Offering to fund future acquisitions consistent with its business strategy including: the direct purchase of working and royalty interests in developed and undeveloped oil and gas properties, interests in gas gathering pipelines and systems, interests in oil field service equipment, and interests in refineries. The acquisitions may include the purchase of debt and equity securities in companies which own any or all of the assets listed above. EXCO also intends to fund other general corporate working capital requirements including oil and natural gas leasing activity, drilling and workover projects and other exploitation and development activities.



                                                                                                          AMOUNTS
                                                                                                       --------------
                                                                                                       (in millions)

SOURCES
                                                                                                       $        35.7
Common Stock.........................................................................................  -------------
                                                                                                       $        35.7
                 Total ..............................................................................  =============
USES
Gladstone Merger.....................................................................................  $         1.4
Repay indebtedness(1) ...............................................................................            5.7
Working capital .....................................................................................             .5
Future acquisitions .................................................................................           21.4
Development drilling and recompletions ..............................................................            6.5
Rights Offerings expenses(2) ........................................................................             .2
                                                                                                       -------------
                 Total ..............................................................................  $        35.7
                                                                                                       =============

-----------------------
(1) Includes repayment of approximately $5.7 million outstanding under EXCO's Credit Facility including $600,000 borrowed on February 11, 1998 as a result of the Maverick County Acquisition, $900,000 borrowed on May 8, 1998 as a result of the Jacobi-Johnson Acquisition, and $3.5 million borrowed in June 1998 to fund the Dawson County Acquisition, all as defined in the registration statement.
(2)    Represents estimated expenses attributable to the Rights Offering.


ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial Statements of Business Required.

                  Not applicable.




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         (b)      Pro Forma Financial Information.

                  Not applicable.

         (c)      Exhibits.

                  (1) Standby Purchase Commitment dated July 16, 1998 between EXCO Resources, Inc. on the one hand and Ares Management, L.P. on behalf of Ares Leveraged Investment Fund, L.P. on the other hand.

                  (2) Standby Purchase Commitment dated July 16, 1998 between EXCO Resources, Inc. on the one hand and Oaktree Capital Management, LLC on behalf of OCM Principal Opportunities Fund, L.P. on the other hand.




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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            EXCO RESOURCES, INC.


                                            By: /s/ J. DOUGLAS RAMSEY
                                               --------------------------------
                                            Name:   J. Douglas Ramsey
                                            Title:  Chief Financial Officer

Dated:  August 25, 1998




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                                  EXHIBIT INDEX


EXHIBIT
NUMBER                               DESCRIPTION
-------                              -----------
  (1)    Standby Purchase Commitment dated July 16, 1998 between EXCO Resources,
         Inc. on the one hand and Ares Management, L.P. on behalf of Ares
         Leveraged Investment Fund, L.P. on the other hand.

  (2)    Standby Purchase Commitment dated July 16, 1998 between EXCO Resources,
         Inc. on the one hand and Oaktree Capital Management, LLC on behalf of OCM Principal Opportunities Fund, L.P. on the other hand.